                                                                    EXHIBIT 10.6

                      VANNI BUSINESS PARK INDUSTRIAL LEASE
                      ------------------------------------

                                   ARTICLE I
                                   ---------


                                    PARTIES
                                    -------

     This Lease, dated, for reference purposes only, March 6, 2000, is made by and between the Vanni Business Park, LLC, a Delaware limited liability company ("Lessor"), and Valicert, Inc., a Delaware corporation ("Lessee").

                                   ARTICLE II
                                   ----------


                                    PREMISES
                                    --------

     Section 2.01.   Premises.  Lessor hereby leases to Lessee and Lessee leases
     -------------   --------
from Lessor for the term, at the rental, and upon all of the terms and conditions set forth herein, the premises (the "Premises") situated in the City of Mountain View, County of Santa Clara, State of California, commonly known as Building A of Vanni Business Park (the "Business Park"), 339 North Bernardo Avenue, Mountain View, California 94043, and more particularly described on the site plan attached hereto as Exhibit "A" and incorporated herein by this
                             -----------
reference. The Premises consist only of the building identified on such site plan as the "Premises." The Premises are deemed for purposes of this Lease to contain 48,384 square feet of floor space. In the absence of a condemnation of a portion of the Premises that reduces the size of the Premises, or Lessee's leasing of additional space within the Business Park which increases the size of the Premises, no remeasurement of the square footage of the Premises by either party will result in any increase or decrease in rent or any other number in this Lease which is a function of the square footage of the Premises.

     Section 2.02.   Business Park.  The Premises comprises one of the six
     -------------   -------------
buildings situated in the Business Park as of the date of this Lease. The Business Park is shown on the site plan attached hereto as Exhibit "A". All
                                                           -----------
areas outside the buildings within the Business Park are herein called the "Common Areas." Lessee shall be entitled to park in its prorata share of parking spaces within the parking areas provided from time to time in the Common Areas; provided that, in all events Lessee shall be entitled to park in no less than 3.7 parking spaces per 1,000 square feet of floor space within the Premises. Lessee shall also be entitled to use such exercise facilities as may exist thereon from time to time, on a nonexclusive basis with other tenants of the Business Park and their respective employees and invitees. Lessee acknowledges that there are no parking spaces specifically assigned or designated for the exclusive use of Lessee. Lessor reserves the right to designate for each tenant of the Business Park a pro rata share of parking within the Business Park, in which event Lessee shall thereafter cause its employees, agents, contractors, and other invitees to park only in the spaces so designated for Lessee's parking and shall not cause or permit such entities to park in other areas of the Business Park. In the event Lessor designates specific parking areas for each tenant of the Business Park, the location and size of the parking area designated for Lessee shall be subject to Lessee's approval, which approval shall not unreasonably be withheld or delayed.

                                  ARTICLE III
                                  -----------


                                      TERM
                                      ----

     Section 3.01.   Term.  The term of this lease shall be for seven (7) years,
     -------------   ----
commencing on April 15, 2000 ("Commencement Date"), and ending on April 14,
2007.

     Section 3.02.   Early Possession.  If Lessee occupies the Premises prior to
     -------------   ----------------
the Commencement Date, such occupancy shall be subject to all provisions hereof, and Lessee shall pay base rent (at the rate payable for the first month of the term), all triple net expenses, and all other expenses under this Lease for such period.

     Section 3.03.   Delivery of Possession.  Lessee acknowledges that the
     -------------   ----------------------
Premises are currently leased to another tenant. Lessor has advised Lessee that the term of said tenant's lease expires on February 29, 2000. Lessor shall deliver possession of the Premises to Lessee on April 15, 2000. If Lessor for any reason whatsoever does not deliver possession of the Premises to Lessee on April 15, 2000, (i) this Lease shall not be void or voidable nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, (ii) Lessee agrees to take possession of the Premises when Lessor is able to deliver possession thereof, and (iii) until Lessor so delivers possession of the Premises to Lessee, Lessee shall not be obligated to pay rent or other charges under this Lease, or to perform its other obligations under this Lease, except that Lessee shall deposit the first month's rent upon execution of this Lease, and (iv) the scheduled Commencement Date (i.e., April 15, 2000) and ending date (i.e. April 14, 2007) of the lease term set forth in Section 3.01 shall be extended by the period of time between April 15, 2000 and the date on which Lessor delivers possession of the Premises to Lessee. Lessor may, but is not obligated to, deliver to Lessee upon or after the Commencement Date a letter specifying the Commencement Date and the end of the seven year term; upon written request by Lessor, Lessee shall acknowledge such dates by signing a copy of such letter and returning the same to Lessor within ten (10) days after receipt thereof from Lessor. Notwithstanding the foregoing, in the event Lessor is unable to deliver possession of the Premises by July 15, 2000, then Lessee, at its sole option, shall be entitled to terminate this Lease. Any such termination shall be effectuated by written notice to Lessor within five (5) days after the end of such ninety (90) day period. Time is of the essence with respect to the time of exercise of any such right of termination. Upon such termination, neither party shall have any further obligation to the other under this Lease, provided that Lessor shall return to Lessee any sums previously deposited by Lessee with Lessor hereunder to the extent required to do so by law and this Lease.

                                   ARTICLE IV
                                   ----------

                            RENT:  SPECIAL NET LEASE
                            ------------------------

     Section 4.01.   Base Rent.  Lessee shall pay to Lessor base rent for the
     -------------   ---------
Premises in advance on the first day of each month based on the following schedule of rents:

                        Rent Per                 Square                 Monthly
  Months                Square Foot              Footage                Base Rent
----------            ---------------         ----------------       ---------------
  01-12                 $4.00 "NNN"             48,384 sq. ft.         $193,536.00
  13-24                 $4.15 "NNN"             48,384 sq. ft.         $200,793.60
  25-36                 $4.30 "NNN"             48,384 sq. ft.         $208,051.20
  37-48                 $4.45 "NNN"             48,384 sq. ft.         $215,308.80
  49-60                 $4.60 "NNN"             48,384 sq. ft.         $222,566.40
  61-72                 $4.75 "NNN"             48,384 sq. ft.         $229,824.00
  73-84                 $4.90 "NNN"             48,384 sq. ft.         $237,081.60

     Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States, without prior notice or demand, to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing. Upon execution of this Lease, Lessee shall pay the sum of $193,536 as and for the first month's rent.

     Section 4.02.   Special Net Lease.  This Lease is what is commonly called a
     -------------   -----------------
"Net, Net, Net Lease", it is being understood that the Lessor shall receive the rent set forth in Section 4.01 free and clear of any and all impositions, taxes, liens, charges or expenses of any nature relating to the Premises except as otherwise provided in this Lease. In addition to the rent reserved by Section 4.01., Lessee shall pay to the parties respectively entitled thereto all insurance premiums, taxes, assessments, operating charges, management fees, maintenance charges, and any other charges, costs and expenses which arise or may be contemplated under any provisions of this Lease for the entire Premises during the term hereof. All of such charges, costs and expenses shall constitute additional rent, and upon the failure of Lessee to pay any of such costs, charges or expenses, Lessor shall have the same rights and remedies as otherwise provided in this Lease for the failure of Lessee to pay rent. It is the intention of the parties hereto that this Lease shall not be terminable for any reason by Lessee except as set forth in Section 3.01, and that Lessee shall in no event be entitled to any abatement of or reduction in rent payable under this Lease, except as herein expressly provided. Any present or future law to the contrary shall not alter this agreement of the parties.

                                   ARTICLE V
                                   ---------


                                SECURITY DEPOSIT
                                ----------------

     Section 5.01.   Cash Security Deposit.  Lessee shall deposit with Lessor,
     -------------   ---------------------
upon execution of this Lease, as a security deposit for Lessee's faithful performance of Lessee's obligations hereunder, cash in the amount of Two Hundred Thousand Dollars ($200,000). If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may, without waiving or releasing Lessee from any obligation under this Lease, and without waiving Lessor's right to treat such failure as a default hereof, use, apply, or retain all or any portion of said cash deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said cash deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. Said cash deposit, less sums which Lessor is entitled to deduct therefrom pursuant to this paragraph, shall be returned to Lessee (or, at Lessee's option, to the last assignee, if any, of Lessee's interest hereunder), without interest, at the expiration of the term hereof and within twenty one (21) days after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said security deposit, and Lessor may commingle it, use it in ordinary business, transfer or assign it, or use it in any combination of those ways. In the event Lessor transfers its interest in this Lease, Lessor shall transfer said deposit to Lessor's successor in interest, whereupon Lessor shall no longer have any liability for the return of such deposit or the accounting therefor.

     Section 5.02.   Letter of Credit.  Lessee shall also deposit with Lessor,
     -------------   ----------------
upon execution of this Lease, as a security deposit for Lessee's faithful performance of Lessee's obligations an unconditional irrevocable standby letter of credit (the "Letter of Credit"). The Letter of Credit shall be in the amount of One Million Dollars ($1,000,000), subject to later reduction as set forth in this Article V. The Letter of Credit shall be in form reasonably satisfactory to Lessor. In all events, such form shall provide that Lessor may draw upon the Letter of Credit solely upon making demand to the issuing bank for the amount specified by Lessor in its demand, and by presenting evidence to the issuing bank of the identity of Lessor. Lessor shall not be required to satisfy any conditions in order to draw upon the Letter of Credit, it being understood that the Letter of Credit shall be unconditional and irrevocable. However, Lessor shall have access to the funds represented by the Letter of Credit only for the purposes and under the conditions set forth herein, and shall not make any such demand for a draw unless Lessor is entitled under this Article V to draw upon the Letter of Credit. Lessee shall cause the Letter of Credit to be renewed on an annual basis and shall renew the same at least thirty (30) days prior to the scheduled maturity thereof each year (and deliver evidence thereof to Lessor promptly after such renewal). The Letter of Credit shall contain language requiring the issuer to deliver written notice (by certified mail, return receipt requested) to Lessor which notice meets the notice requirements of this Lease for notice from Lessee to Lessor in the event the Letter of Credit is not renewed by Lessee for at least a one year period at least thirty (30) days prior to the scheduled maturity thereof each year. In the event Lessee fails timely to so renew the Letter of Credit, Lessor shall be entitled to draw the full amount of the Letter of Credit before expiration thereof, whereupon Lessor shall hold the same as a cash security deposit together with all other cash held by Lessor as a security deposit pursuant to this Article V; provided that, if Lessee thereafter obtains a new letter of credit satisfying the requirements of this paragraph, such new letter of credit shall be deemed the Letter of Credit hereunder, and promptly after such new Letter of Credit is issued to Lessor and Lessor is notified thereof, Lessor shall return to Lessee all but Two Hundred Thousand Dollars ($200,000) of the cash security deposit (which Two Hundred Thousand Dollars ($200,000) shall continue in place as the cash portion of the security deposit as specified in the first sentence of this Article V above). The preceding sentence shall not be deemed a limitation of Lessor's remedies for any such failure by Lessee to observe its obligations under this paragraph. Lessee shall cause the Letter of Credit, as the same may be renewed from time to time, to remain in effect until the later of thirty (30) days after the expiration of the term, or thirty (30) days after Lessee has vacated the Premises. In the event Lessee fails to cause the Letter of Credit to remain in effect for such thirty (30) day period following expiration of the term or Lessee's vacation of the Premises, whichever later occurs, Lessor shall be entitled to draw the full amount of the Letter of Credit before expiration thereof without any obligation to give Lessee notice thereof, whereupon Lessor shall hold the same as a cash security deposit together with all other cash held by Lessor as a security deposit pursuant to this Article V. If Lessee fails to pay as and when due Base Rent or any other sums payable by Lessee hereunder or otherwise fails to perform any other obligation of Lessee under this Lease as and when obligated to perform the same, Lessor may draw from the Letter of Credit and use, apply or retain the proceeds therefrom to the extent (and only to the extent) applied (i) to the payment of such sum which has not been paid, or (ii) to compensate Lessor for the payment of any other sum which Lessor incurs or becomes obligated to spend as a result of Lessee's failure to so perform its obligations and/or Lessor's cure of such failure by Lessee, or (iii) to compensate Lessor for any expenditures, loss or damage which Lessor may suffer thereby. The intent of the preceding sentence is to limit the amount of draws by Lessor against the Letter of Credit to sums actually applied pursuant to clauses (i) through (iii)of the preceding sentence. Lessor may draw and use, apply or retain such amounts without prejudice to any other remedy Lessor may have by reason of Lessee's failure to perform its obligations hereunder. If Lessor so draws all or any portion of the Letter of Credit, Lessee shall, within twenty (20) days after demand in writing therefor, obtain and deposit with Lessor a new letter of credit on the terms specified above applicable to the Letter of Credit but only in the amount of the amount so drawn, and thereafter such new letter of credit together with the remaining undrawn balance of any one or more prior letters of credit constituting the Letter of Credit shall collectively herein be deemed the "Letter of Credit." Lessor shall not be required to keep any amounts drawn from the Letter of Credit separate from its general funds, and shall not be deemed a trustee with respect to such amounts. In the event Lessor transfers its interest in this Lease, Lessee at Lessor's request shall cause a new Letter of Credit to be issued to Lessor's successor in interest in replacement of the Letter of Credit issued to Lessor, whereupon Lessor shall no longer have any liability for the accounting therefor. At such time as Lessee demonstrates to Lessor's reasonable satisfaction that its Tangible Net Worth (as defined below) exceeds

Twenty Million Dollars ($20,000,000), and Lessee deposits additional cash with Lessor such that the cash portion of the security deposit referenced in Section
5.01 above is increased to Two Hundred Thirty Seven Thousand Eighty One Dollars and Sixty Cents ($237,081.60), and provided no Event of Default has occurred and is continuing, then from and after such point in time and for so long as Lessee's Tangible Net Worth continues to exceed Twenty Million Dollars ($20,000,000) Lessee shall have no obligation to deposit the Letter of Credit with Lessor and shall be entitled to terminate or otherwise permit the then existing Letter of Credit to lapse or expire. "Tangible Net Worth" shall mean Lessee's net worth, determined and certified as true and accurate by a California licensed certified public accountant, in accordance with GAAP, excluding good will and other intangible assets. Notwithstanding the preceding sentence, in the event Lessee sells company stock in an initial public offering and in conjunction therewith financial statements of Lessee are prepared and submitted to the U.S. Securities and Exchange Commission ("SEC"), then the requirement in the preceding sentence that the Tangible Net Worth of Lessee be certified as true and accurate by a California licensed certified public accountant shall be deemed replaced by a requirement that such determination be certified by both the President and Chief Financial Officer of Lessee based on the financial statements so submitted to the SEC provided that such statements clearly and unambiguously segregate from the other assets of Lessee all goodwill and other intangible assets and are prepared in accordance with GAAP. From and after such time, if ever, that Lessee is first permitted to allow the Letter of Credit to be terminated pursuant to the foregoing, Lessee shall every year thereafter (and as often as every 3 months if Lessee's Tangible Net Worth reasonably appears to Lessor to be less than Twenty Million Dollars ($20,000,000) and Lessor requests the same of Lessee) provide evidence reasonably satisfactory to Lessor that Lessee continues to meet the Tangible Net Worth minimum amount specified above. In the event Lessee does not provide such evidence, as determined by Lessor in its reasonable discretion, then Lessee shall once again deposit the full One Million Dollar ($1,000,000) Letter of Credit, and thereupon shall be entitled once again to lower the cash portion of the security deposit to Two Hundred Thousand Dollars ($200,000).

                                   ARTICLE VI
                                   ----------


                                      USE
                                      ---

     Section 6.01.   Use.  The Premises shall be used and occupied for general
     -------------   ---
offices, warehouse, research and development, laboratories, light assembly, wholesale sales, and any other incidental related legal use which is otherwise in compliance with the reasonable rules and regulations that may be imposed by Lessor from time to time on the Business Park. Such incidental related uses may include, without limitation, the right on the part of Lessee to use telecommunications equipment for internal business purposes, and to have a call center comprised of a technical support group answering telephone lines. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or tend to unreasonably disturb any other tenants. This Lease does not grant to Lessee any exclusive use rights that would prevent other tenants or lessees from conducting businesses or operations within the Business Park similar to the business or operations of Lessee.

     Section 6.02.   Compliance with Law.
     -------------   -------------------

     (a) Lessor warrants to Lessee that the Premises, in its state existing on the Commencement Date, but without regard to the use for which Lessee will use the Premises, (i) does not violate any laws, or permits, licenses, or covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect upon completion of the initial construction thereof, and
(ii) to the actual knowledge of Lessor has not received notice from any governmental authority with jurisdiction over the Premises that the Premises are in violation of any laws, permits, or building code, regulation or ordinance in effect as of the date this Lease is executed which violation remains uncured.

     (b) Except as provided in Section 6.02(a), Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants, and restrictions of record in effect during the term or any part of the term hereof regulating the use, condition, or occupancy of the Premises. Without limiting the generality of the foregoing, Lessee shall be obligated at its sole expense to make all alterations or improvements to the Premises which may be required by lawful governmental authority due to new laws, codes, ordinances or other promulgations of lawful governmental authority which come into effect during the term of this Lease. Notwithstanding the preceding sentence, if any structural alterations to the Premises are required as a result of a change in laws, codes, ordinances, rules, or regulations (collectively, "Laws") existing on the date this Lease is executed or as a result of additional Laws enacted after the date this Lease is executed which changed or additional Laws are applicable to buildings generally (including the Premises) and are not applicable to the Premises because of Lessee's particular use of the Premises or any improvements, additions or alterations (collectively, "Alterations") thereto by Lessee, then Lessor shall cause such Alterations to be made, and the Amortized Portion (as defined below) of such cost shall be paid by Lessee to Lessor as additional rent each month together with and in the same manners as payments of rent under Section 4.01 above. The "Amortized Portion" of costs of items, as reasonably determined by Lessor, shall mean an amount equal to a fraction of the cost of such item the numerator of which is the lesser of (i) number of years remaining in the term, (ii) the number of years of the estimated useful life of such item as reasonably determined by Lessor, and the denominator of which is the number of years of the estimated useful life of such item as reasonably determined by Lessor, with such amount amortized monthly over the remainder of the term as of the date such cost is incurred assuming an interest rate (the "Assumed Interest Rate") equal to the rate of interest on any loan obtained by Lessor to pay for such item, or if Lessor does not obtain a loan to pay for such item, then assuming an interest rate equal to the rate of interest Lessor would have to pay if Lessor were to borrow such funds, as reasonably determined by Lessor. If Lessee later exercises any option to extend the Term, upon commencement of each such extended term, if such item was not previously fully amortized pursuant to the preceding sentence, then Lessee shall pay as additional rent each month together with and in the same manner as payments of rent under Section 4.01 an additional Amortized Portion of the cost of such item equal to a fraction the numerator of which is the lesser of (i) five, or (ii) the same number of years of the estimated useful life of such item as originally determined by Lessor as reduced by the number of years Represented in the numerator determined pursuant to the preceding sentence, and the denominator of which is the same number of years of the estimated useful life of such item as originally determined by Lessor (with no reduction in such number reflecting any time which has passed since the item was made), with such portion amortized monthly over the five year extended term assuming interest thereon over such period at the Assumed Interest Rate.

          (c) By executing this Lease, Lessee acknowledges that it has reviewed and satisfied itself as to its compliance, or intended compliance, with the applicable zoning and permit laws, hazardous waste requirements, and all other statutes, laws, or ordinances relevant to the uses stated in Section 6.01 above.

     Section 6.03.   Condition of Premises.
     -------------   ---------------------

          (a) On the Commencement Date, Lessor shall deliver the Premises to Lessee clean and free of debris, with all life and safety, electrical, plumbing, gas, HVAC, and other mechanical systems in good operating condition. Lessor warrants to Lessee that the Premises were upon completion of the initial construction thereof built in accordance with the approved plans therefor in a workmanlike manner. In the event that it is determined that any of these covenants or warranties has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessor shall not have any liability for any claimed violation by Lessor of the foregoing covenants or warranties unless and except to the extent Lessor receives written notice from Lessee thereof within thirty
(30) days after the Commencement Date.

          (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Commencement Date, subject to all zoning, municipal, county, state, and other applicable laws governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business. Except as specified in Section 6.03(a) above, Lessee acknowledges that Lessor has no obligation to make any improvements or repairs to the Premises at the outset of the Lease, and except as provided in Section 6.02(a) above is not warranting that as of the Commencement Date the interior or exterior of the Premises is in compliance with all ordinances, rules, codes and regulations of applicable governmental authority, as Lessee is taking possession of the Premises in their "as-is" physical condition and will be solely responsible for making any and all repairs and improvements to the Premises as may be necessary to operate the Premises for the use specified herein and to bring the Premises into compliance with all such ordinances, rules, codes and regulations, all of which repairs and/or improvements shall be made in strict accordance with the provisions of this Lease and at the sole cost and expense of Lessee.

     Section 6.04.   Prohibited Uses.  Notwithstanding anything to the contrary
     -------------   ---------------
contained in Section 6.01 above, in no event shall the Premises be used for any retail use, or for any of the other following uses: (i) health club, spa or gymnasium, (ii) night club or discotheque, (iii) mobile home park, trailer court, labor camp, junkyard, or stockyard (except that this provision shall not prohibit the temporary use of construction trailers during periods of construction provided Lessee has obtained Lessor's prior written consent thereto), (iv) any dumping, disposing, incineration, or reduction of garbage (exclusive of dumpsters located adjacent to the rear of and outside the Premises), (v) any close-out, odd lot, fire sale, bankruptcy sale (unless pursuant to a court order) or auction house operation, (vi) automobile, truck, trailer or R.V. leasing, display or repair, (vii) skating rink or roller rink,
(viii) living quarters, sleeping apartments, or lodging rooms, (ix) veterinary hospital or animal raising or grooming facilities, (x) mortuary, (xi) educational or training facility, (xvii) any movie theater or other theater use, (xviii) any use which creates vibrations or offensive odors which are noticeable outside of the Premises, or any noise or sound which can be heard outside of the Premises and which is offensive due to intermittency, beat, frequency, shrillness or loudness, provided any usual paging system shall be allowed.

                                  ARTICLE VII
                                  -----------


                          HAZARDOUS OR TOXIC MATERIALS
                          ----------------------------

     Section 7.01.   Hazardous or Toxic Materials.  As used herein, "Hazardous
     -------------   ----------------------------
Materials" means any hazardous, toxic, environmentally damaging or radioactive materials, substances or wastes, including, but not limited to, those materials, substances or wastes; (1) defined or listed as hazardous or extremely hazardous materials or wastes pursuant to Title 22, Division 4.5, Chapter 10 et seq., of the California Code of Regulations, as may be amended; (2) defined or listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S) 9601, et seq. and regulations
                                                    ------
promulgated thereunder, as may be amended; (3) defined or listed as hazardous or acutely hazardous wastes pursuant to the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901, et seq. and regulations promulgated thereunder, as may be
                    ------
amended; and/or (4) which consists in whole or part of petroleum, petroleum fractions, petroleum products or petroleum distillates.

     Section 7.02.   Compliance with Laws.  Lessee, at its sole expense, shall
     -------------   --------------------
comply with all applicable governmental rules, regulations, codes, ordinances, statutes, directives and other requirements (collectively, "Environmental Laws") respecting protection of the environment and/or the transport, use, storage, maintenance, generation, manufacture, handling, discharge, release or disposal of Hazardous Materials in, on or about the Premises. To the extent such investigations, cleanup or other response actions referred to below in this sentence result from or are connected with the transport, use, storage, maintenance, generation, manufacture, handling, discharge, release or disposal by Lessee or agents, employees, contractors, assignees, sublessees or invitees of Lessee of Hazardous Materials in or on the Premises or the Business Park or in the groundwater or soils underneath the same occurring at any time prior to the expiration or sooner termination of the term of this Lease and vacation of the Premises by Lessee, then Lessee, at its sole cost, shall perform all investigations, cleanup and other response actions in, on, or about the Premises which may be required of Lessee or Lessor by any governmental authority. All actions by Lessee pursuant to the preceding sentence shall be taken in full compliance with all Environmental Laws. Without limiting the generality of the foregoing, Lessee shall at its sole cost: (1) at all times use, handle, generate, store, transport, and dispose of Hazardous Materials in compliance with all Environmental Laws; (2) make any and all improvements to the Premises necessary to assure the lawful and safe use, handling, generation, storage, transportation, and disposal of Hazardous Materials; and (3) ensure that valid permits have been obtained and maintained as required by all Environmental Laws concerning the activities of Lessee and its agents, employees, contractors, assignees, sublessees and invitees.

     Section 7.03.   No Underground Tanks.  Under no circumstances shall Lessee
     -------------   --------------------
install or permit the installation of, temporarily or permanently, any underground tanks relating to the use, storage or disposal of Hazardous Materials.

     Section 7.04.   Indemnity.  Lessee hereby indemnities and agrees to
     -------------   ---------
protect, defend (by legal counsel selected by Lessee and reasonably approved by Lessor) and hold harmless Lessor, its members, partners, directors, employees, assigns, lenders, successors, agents, representatives and their respective insurers from and against all costs (including, but not limited to, environmental response costs), expenses, claims, judgments, losses, demands, liabilities, causes of action, governmental directives, proceedings and hearings, including attorneys' and experts' fees and costs, relating to the transport, use, storage, maintenance, generation, manufacture, handling, discharge, release or disposal of Hazardous Materials by Lessee or agents, employees, contractors, assignees, sublessees or invitees of Lessee, in or on the Premises or in the groundwater or soils underneath the same occurring at any time prior to the expiration or sooner termination of the term of this Lease and vacation of the Premises by Lessee, and/or relating to the breach of any of the obligations of Lessee under this Article VII. Without limiting the foregoing, the foregoing indemnity shall include (A) the cost of environmental consultants, attorneys, and other consultants as Lessor determines are appropriate to assist Lessor in (1) investigating the source, extent, and composition of such Hazardous Materials, (2) cleaning up or otherwise remediating the same, (3) dealing with any potential or actual liability of Lessor and/or Lessee respecting such Hazardous Materials, and (4) otherwise dealing with such Hazardous Materials, and (B) losses in or reductions to rental income, and (C) any diminution in the fair market value of the Premises or other affected property.

     Section 7.05.   Notification Responsibility.  Lessee shall notify Lessor
     -------------   ---------------------------
orally immediately upon becoming aware of, and in writing within 48 hours after becoming aware of: (1) any environmental investigation, cleanup or other environmental response action requested, demanded, instituted or to be instituted by any person, including a governmental entity, relating to the transport, use, storage, maintenance, generation, manufacture, handling, discharge, release, migration or disposal of Hazardous Materials on, in, beneath, about, adjacent to or from the Premises; (2) any claim or demand made or threatened by any person, including but not limited to a governmental entity, against Lessor or Lessee, relating to damages, contribution, cost recovery, compensation, loss or injury relating to, or claimed to result from, any Hazardous Materials that have come to be located on, in, beneath, or about the Premises as the result of the activities of Lessee or of Lessee's agents, employees, contractors, assignees, sublessees or invitees, or (3) any data, workplans, proposals or reports submitted to any governmental entity arising out of or in connection with any Hazardous Materials on, in, about, or beneath the Premises, including but not limited to any complaints, notices, warnings of asserted violations in connection therewith.

     Lessee, at its sole cost, shall provide Lessor with copies of all chemical lists it provides to governmental entities regarding Lessee's activities on or about the Premises, as well as any Community Right-to-Know information submitted to governmental entities regarding chemicals used by Lessee on or about the Premises, including without limitation, the information required to be submitted pursuant to California Health and Safety Code, Chapter 6.95, any Hazardous Materials management plan required by the County of Santa Clara, and any other reports submitted by Lessee to any and all governmental entities respecting Hazardous Materials.

     Section 7.06.   Inspection Rights.  Lessor shall have the right, but not
     -------------   -----------------
the obligation, in its sole discretion, to enter upon the Premises to inspect, sample and/or monitor the Premises regarding Hazardous Materials on, in, beneath or about the Premises. Lessor shall give Lessee twenty four (24) hours advance notice of any such inspection, except in the event of an emergency, in which case no such notice shall be required. When conducting any such inspections, Lessor shall avoid unreasonably disrupting Lessee's activities on the Premises. Lessee shall reasonably cooperate with Lessor to facilitate any such inspection by Lessor. Any such entry and inspection may be conducted by Lessor or by Lessor's designated agents, representatives or contractors. If Lessor discovers that Lessee is not in compliance with the terms of this Article VII, any costs incurred by Lessor in connection with such inspections, sampling and/or monitoring, including attorney's and/or consultants' fees, shall be due and payable by Lessee to Lessor within five (5) days following Lessor's written demand therefor.

     Section 7.07.   Return of Premises.  Prior to the expiration or termination
     -------------   ------------------
of this Lease, Lessee shall (1) remove all Hazardous Materials which have become located on, in, beneath or about the Premises as the result of, and (2) decontaminate and remove any equipment, improvements or facilities used by Lessee at the Premises in connection with the transport, use, storage, maintenance, generation, manufacture, handling, discharge, release or disposal of Hazardous Materials by Lessee or Lessee's agents, employees, contractors, assignees, sublessees or invitees, on, in, beneath, about or from the Premises, such removal, and decontamination and removal to be performed in full compliance with applicable Environmental Laws. Not later than 180 days prior to the expiration date of the Lease or immediately upon any sooner termination, Lessee shall submit to Lessor for Lessor's approval Lessee's written plan for such removal, decontamination and disposal of Hazardous Materials which plan shall identify (1) the Hazardous Materials to be removed and disposed of, (2) the equipment or other portions of the Premises to be removed, decontaminated and/or disposed of, (3) the method(s) by which such removal, decontamination, and disposal will be accomplished, and (4) the licensed and bonded contractor(s) who will perform such removal, decontamination and disposal. Prior to preparation of such written plan, Lessee at its sole cost shall cause to be performed such tests as Lessor may reasonably require, by an environmental consultant reasonably designated by Lessor, to ascertain whether Hazardous Materials exist in the soils or groundwater underneath the Premises, or in any improvements on the Premises.

     Section 7.08.   Controlling Provisions; Survival of Covenants.  To the
     -------------   ---------------------------------------------
extent any of the provisions of this Lease conflict with the provisions of this
Article VII, the provisions of this Article VII shall be controlling. The obligations of Lessee under this Article VII shall survive the termination or expiration of the term of this Lease.

                                  ARTICLE VIII
                                  ------------


                      MAINTENANCE, REPAIRS AND ALTERATIONS
                      ------------------------------------

     Section 8.01.   Maintenance - Premises.
     -------------   ----------------------

     (a) Lessor shall at its sole cost and expense keep in good and safe condition, order and repair, and replace as and if necessary the following components of the Premises: (i) the roof structure (but not the roof membrane or other nonstructural components), (ii) structural elements of the exterior walls (but not including windows, doors, painting, or other nonstructural elements thereof), and structural elements of interior load-bearing walls, if any, and
(iii) structural elements of the foundation (but not including utility conduits therein or other nonstructural elements thereof. Lessor shall have no obligation to make repairs under this Section 8.01(a) until a reasonable time after Lessor's receipt of notice from Lessee of the need for such repairs; provided that, Lessor shall commence repairs no later than thirty (30) days after Lessor's receipt of notice from Lessee of the need therefor and thereafter diligently continue the same until completion thereof. The preceding sentence shall not be construed to require physical repair work to have commenced within such thirty (30) day period of time, as Lessor shall be deemed to have commenced repairs merely by contacting (by telephone or otherwise) a contractor to perform such work, whether or not such contractor is actually ultimately hired or is able to commence physical work within such thirty (30) period. In connection with all of Lessor's activities under this paragraph, Lessor shall make a reasonable effort to minimize any disruption of Lessee's business, provided that Lessor shall not be obligated to incur overtime costs to employ workers who work after normal business hours and on weekends. Except as otherwise specifically provided in Article X below (damage and destruction), there shall be no abatement of rent or other sums payable by Lessee prior to or during any repairs by Lessee or Lessor, and Lessee waives all claims for loss of business or lost profits relating to any such repairs.

     (b) Throughout the term, except as provided in Section 8.01(a) above, Lessee agrees to keep and maintain each and every part of the Premises in good and safe condition, order and repair, reasonable wear and tear and damage due to casualty excepted. Lessee hereby expressly waives the provisions of any law permitting repairs by a tenant at the expense of a landlord, including, without limitation, all rights of Lessee under Sections 1941 and 1942 of the California Civil Code. Lessee agrees to keep the Premises clean and in sanitary condition as required by the health, sanitary and police ordinances and regulations of any political subdivision having jurisdiction. Lessee further agrees to keep the interior of the Premises, such as the windows, floors, walls, doors showcases and fixtures clean and neat in appearance and to remove all trash and debris which may be found in or around the Premises, and to maintain in good operating condition all improvements and appurtenances serving the Premises including all sewer connections, plumbing, heating and cooling appliances, wiring, and glass. If Lessee refuses or neglects to commence such repairs and/or maintenance required under this Lease or does not diligently prosecute same to completion within thirty

(30) days after written notice thereof, then Lessor may enter the Premises and cause such repairs and/or maintenance to be made. Lessee agrees that upon demand, it shall pay to Lessor the cost of any such repairs, together with accrued interest from the date of payment at the lower of ten percent per annum or the prime commercial lending rate then in effect at Bank of America. Notwithstanding anything to the contrary above, Lessor may elect to enter into a maintenance contract with a third party for the provision of all or a part of Lessee's maintenance obligations as set forth in this Section 8.01. Upon such election, Lessee shall be relieved from its obligations to perform only those maintenance obligations covered by the maintenance contract, and Lessee shall bear its pro rata share, as set forth in Section 8.02 below, of the costs of such maintenance contract which shall be paid in advance on a monthly basis with Lessee's rent payments.

     Section 8.02.   Maintenance - Common Areas.  Lessor shall maintain the
     -------------   --------------------------
Common Areas, together with all facilities and improvements now or hereafter located thereon, and together with all street improvements or other improvements adjacent thereto as may be required from time to time by governmental authority. The manner in which such areas shall be maintained and the expenditures therefor shall be at the sole discretion of Lessor. Lessor shall at all times have exclusive control of the Common Areas and may at any time temporarily close any part thereof, may exclude and restrain anyone from any part thereof (except the bona fide customers, employees and invitees of Lessee who use the Common Areas in accordance with the rules and regulations that Lessor may from time to time promulgate), and Lessor may change the configuration of the Common Areas or the location of facilities thereon so long as any such change by Lessor does not unreasonably interfere with Lessee's use of the Premises. Lessor shall also be entitled to employ third parties to operate and maintain all or any part of such areas on such terms and conditions as Lessor shall in its sole discretion deem reasonable and proper. The surface parking facilities shall be available for the automobiles of Lessee and Lessee's customers, employees and invitees on a nonassigned, non-exclusive basis. In connection with all of Lessor's activities under this paragraph, Lessor shall make a reasonable effort to minimize any disruption of Lessee's business, provided that Lessor shall not be obligated to incur overtime costs to employ workers who work after normal business hours and on weekends. Except as otherwise specifically provided in Article X below (damage and destruction), there shall be no abatement of rent or other sums payable by Lessee prior to or during any repairs by Lessee or Lessor, and Lessee waives all claims for loss of business or lost profits relating to any such repairs. Lessee shall have the obligation to notify Lessor, in writing, of any repairs or maintenance to the Common Areas which may be required, and Lessor shall have a reasonable time to make repairs; provided that, Lessor shall commence repairs no later than thirty (30) days after Lessor's receipt of notice from Lessee of the need therefor and thereafter diligently continue the same until completion thereof. The preceding sentence shall not be construed to require physical repair work to have commenced within such thirty (30) day period of time, as Lessor shall be deemed to have commenced repairs merely by contacting (by telephone or otherwise) a contractor to perform such work, whether or not such contractor is actually ultimately hired or is able to commence physical work within such thirty (30) period.

     Lessee shall pay to Lessor, as additional rent, in the manner and at the time provided below, Lessee's proportionate share, as defined below, of all costs and expenses incurred by Lessor in the operation and maintenance of the Common Areas of the Business Park during the term of this Lease. Such costs and expenses shall include, without limiting the generality of the foregoing, all maintenance, pest control, security, gardening, landscaping, cost of public liability, property damage, vandalism and malicious mischief, earthquake, and other insurance deemed necessary by the Lessor, real property taxes, property taxes, property management costs, including a management fee as determined by Lessor (which shall in no event exceed 3% of the base rent payable for the period of time covered by such fee), painting, lighting, cleaning, trash removal, depreciation of equipment, fire protection, and similar items.

     Lessee's proportionate share of such common area expenses shall be 19.88%, which is based on the ratio between the 48,384 square feet within the Premises and the total square footage of buildings within the Business Park which is 243,364 square feet. Such square footage is measured from the exterior surface of all exterior walls, and includes entryways and the area under covered docks. Lessee acknowledges that it has measured the square footage of the Premises, or has had adequate opportunity to do so, and that the square footage of the Premises set forth above shall be conclusive unless the area of the Premises changes subsequent to the Commencement Date.

     Lessor shall bill Lessee monthly for Lessee's proportionate share of such common area costs, which proportionate share shall be based upon the previous month's actual costs and expenses. Lessee shall pay such proportionate share within 15 days of receipt of said billing statement from Lessor.

     Section 8.03.   Alterations and Additions.  No alterations or additions
     -------------   -------------------------
shall be made to the Premises by Lessee without the prior written consent of Lessor which Lessor will not unreasonably withhold. Notwithstanding the preceding sentence, Lessee shall be entitled to make alterations and additions to the Premises without first obtaining Lessor's consent thereto if and only if they (i) do not affect the structural elements of the Premises or the roof membrane of the Premises, (ii) cost in the aggregate over any 12 month period of time no more than Twenty-Five Thousand Dollars ($25,000.00), and (iii) do not affect the electrical, gas, plumbing, HVAC or other systems of the Premises. In no event shall any alteration or addition be of such a nature as to reduce or otherwise adversely affect the value of the improvements within the Premises immediately before making such alterations or additions, or to diminish the general utility of the Premises for the permitted uses hereunder. Lessor shall have absolutely no obligation to consider or consent to any request by Lessee to make any alteration or addition that affects the structural elements of the Premises or the roof membrane of the Premises. Lessee acknowledges that Lessor desires the interior of the Premises to remain free of interior hard wall partitions, and Lessor shall not be deemed unreasonable for withholding consent to any hard wall partitions proposed by Lessee, whether to create interior offices, or for a demising wall between Lessee and any entity to whom it may sublease space, or otherwise. As a condition of giving its consent to any proposed alterations or additions, Lessor may require that Lessee agree to remove any such alterations or improvements at the expiration of the term and to restore the Premises to their prior condition. As a further condition to giving such consent, Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, with a lien and completion bond in an amount equal to one and one-half (1-1/2) times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. As to any alterations or additions made by Lessee without Lessor's consent (which Lessee has no right to make except as specifically provided above), Lessee shall, unless otherwise requested in writing by Lessor prior to expiration or sooner termination of the lease term, remove the same from the Premises and restore the Premises, including any building systems affected thereby, to its condition existing immediately prior to such alteration or addition being made (subject to reasonable wear and tear). All changes, alterations, or additions to be made to the Premises shall be under the supervision of a competent architect or competent licensed structural engineer and made in accordance with plans and specifications which have been furnished to and approved by Lessor prior to commencement of work. If the written consent of Lessor to any proposed alterations by Lessee shall have been obtained, Lessee agrees to advise Lessor in writing of the date upon which such alterations will commence in order to permit Lessor to post a notice of nonresponsibility. All such alterations, changes and additions shall be constructed in good and workmanlike manner in accordance with all ordinances and laws relating thereto. Lessee shall deliver to Lessor "as built" plans of any improvements or alterations to the Premises made by Lessee during the term of this Lease. Any such changes, alterations or additions to or on the Premises shall remain for the benefit of and become the property of Lessor, unless Lessor requires their removal by giving Lessee written notice at least thirty (30) days before the date Lessee is to vacate the Premises.

     Section 8.04.   Tenant Improvements.  Tenant Improvements to be provided by
     -------------   -------------------
Lessor, if any, are set forth on Exhibit "B".  Except as may be set forth on
                                 -----------
Exhibit "B", Lessor has no obligation to make any improvements or alterations to
-----------
the Premises.

     Section 8.05.   Plumbing.  Lessee shall not use the plumbing facilities for
     -------------   --------
any purpose other than that for which they were constructed. The expense of any breakage, stoppage or other damage relating to the plumbing and resulting from the introduction by Lessee, its agents, employees, or invitees of foreign substances into the plumbing facilities shall be borne by Lessee.

                                   ARTICLE IX
                                   ----------


                                   INSURANCE
                                   ---------

     Section 9.01.   Property/Rental Insurance - Premises.  During the term of
     -------------   ------------------------------------
this Lease, Lessor shall keep the Premises insured against loss or damage by fire and those risks normally included in the term "all risk" including (a) flood coverage, (b) earthquake coverage at the election of Lessor, (c) coverage for loss of up to 12 months of rents (including taxes, insurance, and Common Area costs), and (d) boiler and machinery coverage if the Lessor deems such coverage necessary. Any deductibles shall be paid by Lessee to the extent the deductible relates to damage to the Premises. Payment of deductibles shall be made within fifteen (15) days after written request by Lessor therefor. Notwithstanding the foregoing, the amount of such deductible payable by Lessee upon request therefor by Lessor shall not exceed an amount equal to one's month's base rent based on the monthly rent amount payable under this lease at the time such deductible payment is so requested by Lessor, with any balance of such deductible paid by Lessee in equal installments amortized over the then remaining balance of the lease term, assuming interest thereon at the rate of the lesser of 12% per annum or the highest rate then allowed under law. For purposes of calculating the balance of the lease term pursuant to the preceding sentence, no unexercised options to extend the term shall be taken into consideration (in other words, any option period shall not be included in calculating the remaining balance of the term). The amount of such insurance shall be not less than one hundred percent (100%) of the replacement value of the Premises. Lessor shall be entitled to procure such insurance under a blanket policy of insurance covering one or more buildings in the Business Park owned by Lessor. Any recovery received from said insurance policy or policies shall be paid to Lessor, and Lessee shall have no interest in any such proceeds.

     Lessee, in addition to the rent and other charges provided herein, agrees to pay to Lessor its pro rata share of the premiums for all such insurance, which pro rata share is identical to that provided in Section 8.02, above. The insurance premiums shall be paid in accordance with Article IV, within fifteen
(15) days of Lessee's receipt of a copy of Lessor's statement therefor.

     Section 9.02.   Property Insurance - Fixtures and Inventory.  During the
     -------------   -------------------------------------------
term, Lessee shall, at its sole expense, maintain insurance with "all risk" coverage on any fixtures, leasehold improvements, furnishing, merchandise, equipment, or personal property in or on the Premises, whether in place as of the date hereof or installed hereafter, for the full replacement value thereof, and Lessor shall not have any responsibility nor pay any costs for maintaining any types of such insurance. Any deductibles under such insurance shall be paid by Lessee. All proceeds from such insurance shall belong to Lessee and shall be used to restore or replace the items damaged.

     Section 9.03.   Lessor's Liability Insurance.  During the term, Lessor may
     -------------   ----------------------------
maintain a policy or policies of comprehensive general liability insurance insuring Lessor (and such others as designated by Lessor)against liability for bodily injury, death and property damage on or about the Premises or the Common Area of the Business Park, with combined single limit coverage of not less than Two Million Dollars ($2,000,000).

     Lessee, in addition to the rent and other charges provided herein, agrees to pay to Lessor its pro rata share of the premiums for all such insurance, which pro rata share is identical to that provided in Section 8.02 above. The insurance premiums shall be paid in accordance with Article IV, within fifteen
(15) days of Lessee's receipt of a copy of Lessor's statement therefor.

     Section 9.04.   Lessee's Liability Insurance.  Lessee shall, at its sole
     -------------   ----------------------------
cost and expense, obtain and keep in force during the term of this Lease comprehensive general liability insurance applying to the condition, use, occupancy, and maintenance of the Premises and the business operated by Lessee, or any other occupant, on the Premises. Such insurance shall include broad form contractual liability insurance coverage insuring all of Lessee's indemnity obligations under this Lease. Such coverage shall have a minimum combined single limit of liability of at least Two Million Dollars ($2,000,000). All such policies shall be written to apply to all bodily injury, property damage, personal injury and other covered loss, however occasioned. All such policies shall be endorsed to add Lessor and any lender or other party named by Lessor as an additional insured and to provide that any insurance maintained by Lessor shall be excess insurance only. Such coverage shall also contain endorsements:
(i) deleting any employee exclusion on personal injury coverage; (ii) including employees as additional insureds; and (iii) providing for coverage of employer's automobile non-ownership liability. All such insurance shall provide for severability of interests; shall provide that an act or omission of one of the named insureds shall not reduce or avoid coverage to the other named insureds; and shall afford coverage for all claims based on acts, omissions, injury and damage, which claims occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period. The limits of all insurance described in this Section 9.04 shall not, however, limit the liability of Lessee hereunder. Not more frequently than once each calendar year if, in the reasonable opinion of Lessor, the amount of insurance required hereunder is not adequate, Lessee shall increase said insurance coverage as reasonably required by Lessor; provided that, in no event shall any such increase result in an increase in the premium therefor of greater than twenty percent (20%) of the amount of the premium during the preceding year of the term of this Lease. The failure of Lessor to require any additional insurance coverage at any time shall not relieve Lessee from the obligation to provide increased coverage at any later time or relieve Lessee from any other obligations under this Lease.
Lessee shall furnish to Lessor prior to the Commencement Date, and at least thirty (30) days prior to the expiration date of any policy, certificates indicating that the liability insurance required to be carried by Lessee is in full force and effect. Such policy of liability insurance shall specifically provide that such policy shall not be subject to cancellation or reduction of coverage except after at least thirty (30) days prior written notice to Lessor.

     The insurance shall be with insurers approved by Lessor and with policies in form satisfactory to Lessor, provided however, that such approval shall not be unreasonably withheld.

     Section 9.05.   Waiver of Subrogation.  Lessor hereby releases Lessee, and
     -------------   ---------------------
Lessee hereby releases Lessor, and their respective officers, agents, employees and servants, from any and all claims or demands of damages, loss, expense, or injury to the Premises, or to the furnishings and fixtures and equipment, or inventory or other property of either Lessor or Lessee in, or about or upon the Premises, or claims for bodily injury or death which is caused by or results from perils, events or happenings which are the subject of insurance carried by the respective parties and in force at the time of any such loss; provided, however, that such waiver shall be effective only to the extent permitted by the insurance covering such loss and to the extent such insurance is not prejudiced thereby. Lessor and Lessee shall each obtain such policies of insurance as required hereunder that are not invalidated or prejudiced by the mutual release described in this Section 9.05 so long as such policies are available at commercially reasonable rates. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. If either party is unable to obtain such a waiver of subrogation with respect to the applicable policies of insurance, such party shall so notify the other party hereto in writing of such failure.

     Section 9.06.   Indemnification.  Except in the case of Lessor's own acts
     -------------   ---------------
or omission, Lessee will indemnify Lessee and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Premises, or the occupancy or use by Lessee of the Premises or any part hereof, or caused wholly or in part by acts or omissions of Lessee, its agents, contractors, employees, servants, licensees, or concessionaires or by anyone permitted to be on the Premises by Lessee. In case Lessor shall be made a party to any such litigation commenced by or against Lessee, then Lessee shall protect and hold Lessor harmless from all claims, liabilities, costs and expenses, and shall pay all costs, expenses and reasonable legal fees incurred by Lessor in connection with such litigation, except to the extent caused by the negligence of Lessor.

     Section 9.07.   Waiver of Claims.  Except to the extent caused by the
     -------------   ----------------
negligence of Lessor, Lessee hereby waives any claims against Lessor for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, or for injury or death of Lessee's agents, employees, invitees, or any other person in or about the Premises or the Business Park from any cause whatsoever, regardless of whether the same results from conditions existing upon the Premises or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Notwithstanding the foregoing, Lessee waives all claims against Lessor for loss of business or other consequential damages regardless of the cause thereof, including without limitation Lessor's negligence or wilful misconduct.

     Section 9.08.   Plate Glass Replacement.  Lessee shall replace at its sole
     -------------   -----------------------
expense, any and all plate glass and other glass in and about the Premises which is damaged or broken by vandalism. If any plate glass or other glass in and about the Premises is damaged or broken by causes other than vandalism, then Lessor shall replace the same and Lessee shall reimburse Lessor an amount equal to Lessor's cost of replacement, provided that such amount shall not exceed the deductible then in effect on Lessor's insurance policy, if any, covering the damaged glass. Nothing herein shall be construed to require Lessor to carry plate glass insurance.

                                   ARTICLE X
                                   ---------


                             DAMAGE OR DESTRUCTION
                             ---------------------

     Section 10.01.   Right to Terminate on Destruction of Premises.  Lessor
     --------------   ---------------------------------------------
shall have the right to terminate this Lease if, during the term, the Premises are damaged to an extent exceeding thirty-three percent (33%) of the then reconstruction cost of the Premises as a whole. Lessor shall also have the right to terminate this Lease if any portion of the Premises is damaged by an uninsured peril. In either case, Lessor may elect to terminate as provided above by written notice to Lessee delivered within sixty (60) days of the happening of such damage. Both Lessee and Lessor shall have a right to terminate this Lease if, during the term, the Premises are damaged to an extent that the estimated restoration time therefor, including obtaining requisite governmental permits for such restoration and any insurance proceeds necessary to pay for such restoration, as such period of time is reasonably estimated by Lessor, exceeds two hundred seventy (270) days from the date of such damage. Lessor shall notify Lessee of its estimate of the restoration time promptly after Lessor determines the same. Each party shall exercise its right of termination pursuant to the preceding sentence, if at all, by written notice to the other within ten (10) days after Lessor delivers notice to Lessee of Lessor's estimate of the restoration time. Any such notice of termination shall be effective, and shall result in termination of this Lease, thirty (30) days after delivery thereof. Lessor shall have no further obligation to repair such damage after the date of any such notice of termination by Lessee.

     Section 10.02.   Repairs by Lessor.  If neither Lessor nor Lessee elects to
     --------------   -----------------
terminate this Lease pursuant to Section 10.01, Lessor shall, immediately upon receipt of insurance proceeds paid in connection with such casualty, but in no event later than one hundred twenty (120) days after such damage has occurred, proceed to repair or rebuild the Premises, on the same plan and design as existed immediately before such damage or destruction occurred and will proceed expeditiously to complete such restoration, subject to such delays as may be reasonably attributable to governmental restrictions or failure to obtain materials or labor, or otherwise due to causes beyond the control of Lessor. Lessee shall be liable for the repair and replacement of all fixtures, leasehold improvements, furnishing, merchandise, equipment and personal property as provided in Section 9.02.

     Section 10.03.   Reduction of Rent During Repairs.  In the event Lessee is
     --------------   --------------------------------
able to continue to conduct its business during the making of repairs, the base rent then prevailing under Section 4.01 will be equitably reduced in the proportion that the square footage of the unusable part of the Premises bears to the square footage of the whole thereof for the period that repairs are being made. No base rent shall be payable while the Premises are wholly unusable due to casualty damage.

     Section 10.04.   Arbitration.  Any controversy or claim arising out of or
     --------------   -----------
relating to this Article shall be settled by arbitration in accordance with the rules of the American Arbitration Association as then in effect, and judgment upon the award rendered by the arbitration may be entered in any court having jurisdiction. The expenses of arbitration shall be borne by the parties as allocated by the arbitrators. The party desiring arbitration shall serve notice upon the other party, together with designation of the first party's arbitrator.

     Section 10.05.   Lessor's Overriding Right to Terminate.  Notwithstanding
     --------------   --------------------------------------
anything to the contrary herein, if the discounted present value of the rent due hereunder for the balance of the term, using as the discount rate the prime commercial lending rate in effect at the Bank of America as of the date Lessor is to commence repairs pursuant to Section 10.02 hereof, is less than the cost of repairing the damage to the Premises, Lessor may at its option terminate this lease upon thirty (30) days' written notice.

                                  ARTICLE XI
                                  ----------

                              REAL PROPERTY TAXES
                              -------------------

     Section 11.01.   Payment of Taxes.  Lessee shall pay the real property tax,
     --------------   ----------------
as defined in Section 11.02, applicable to the Premises during the term of this Lease. All such payments shall be made at least ten (10) days prior to the delinquency date of such payment. If any such taxes paid by Lessee shall cover any period of time prior to or after the expiration of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Lessor shall reimburse Lessee to the extent required. If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee's next rent installment together with interest at the prime commercial lending rate then in effect at the Bank of America.

     Section 11.02.   Definition of "Real Properly Tax".  As used herein, the
     --------------   ---------------------------------
term "real property tax" shall include any form of real estate tax or assessment, general, special, supplemental, ordinary or extraordinary, foreseen and unforeseen, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (excluding in all instances inheritance, federal or state net income, corporate, franchise or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any improvement district thereof, as against any real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises, and any taxes or levies in substitution of or in lieu of any of the foregoing.

     Section 11.03.   Joint Assessment.  If the Premises are not separately
     --------------   ----------------
assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, as reasonably determined by Lessor. Lessee shall pay Lessor said proportionate amount at least ten (10) days prior to the delinquency date of the real property tax.

     Section 11.04.   Personal Property Taxes.
     --------------   -----------------------

     (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

     (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

     (c) If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee's next rent installment together with interest at the prime commercial lending rate then charged by the Bank of America.

                                  ARTICLE XII
                                  -----------


                           UTILITIES AND JANITORIAL
                           ------------------------

     Lessee shall pay prior to delinquency throughout the term the cost of water, ilas. heating, cooling, sewer, telephone, electricity, garbage, air conditioning and ventilation, janitorial service, and all other materials, utilities, and services supplied to the Premises. If any such services are not separately metered to Lessee, Lessee shall pay its proportionate share of all charges which are jointly metered, as reasonably determined by Lessor, and payment to be made by Lessee within fifteen (15) days of receipt of the statement for such charges.

                                 ARTICLE XIII
                                 ------------


                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     Section 13.01.   Lessor's Consent Required.  Except as otherwise provided
     --------------   -------------------------
in Section 13.02, Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent which Lessor shall not unreasonably withhold. All of the following shall be deemed an assignment within the meaning of this Article XIII:
(i) any transfer resulting from the merger, consolidation or other reorganization of Lessee, or transfer to any Affiliate (as defined below) of Lessee, (ii) any transfer resulting from the sale or other transfer of all or substantially all of Lessee's assets, and (iii) if Lessee is a corporation, partnership, limited liability company, trust or unincorporated association, the sale, issuance or transfer of a controlling interest therein, or the transfer of a majority interest in or a change in the voting control of any corporation, partnership, limited liability company, trust, unincorporated association which is an Affiliate of Lessee, or the transfer of any portion of any general partnership or managing interest in Lessee or in any such Affiliate.
"Affiliate" shall mean any Entity controlled by, under common control with, or controlling, Lessee. "Entity" shall mean any person, corporation, partnership (general or limited), limited liability company, joint venture, association, joint stock company, trust or other business entity or organization. For purposes of this paragraph, "control" shall mean (i) with respect to a corporation, the direct or indirect ownership of more than fifty percent (50%) of any class of voting shares, (ii) with respect to a partnership, the ownership of a general partnership interest, or entitlement to more than fifty percent (50%) of the partnership interests in profits or capital, (iii) with respect to any other Entity, the ownership of a majority of the voting rights thereof, or the ability to direct its management decisions. Notwithstanding the foregoing, an "assignment" for purposes of Article XIII shall not include any transfer or issuance of stock over the New York Stock Exchange, the American Stock Exchange, or NASDAQ or by virtue of a private placement with a venture capital firm wherein such venture capital firm receives stock in Lessee.

     Section 13.02.   Permitted Transfers.  Notwithstanding Section 13.01,
     --------------   -------------------
Lessee shall be entitled to assign this Lease or sublet the Premises or any portion thereof, without Lessor's consent, to any Affiliate and any Entity which results from a merger or consolidation with or other reorganization of Lessee, or to any Entity which acquires substantially all of the stock or assets of Lessee as a going concern with respect to the business that is being conducted in the Premises (each a "Permitted Transfer"), provided that as to each Permitted Transfer either (i) Lessee survives such transaction and remains fully and primarily liable under this Lease for the performance of all of Lessee's obligations hereunder, or (ii) if Lessee does not survive (for example, it merges into another corporation), then the net worth of such assignee on the effective date of such assignment determined in accordance with GAAP and exclusive of any good will and other intangible assets is at least equal to the lesser of (A) the net worth of Lessee immediately prior to such transfer, or (B) Twenty Million Dollars ($20,000,000).

     Section 13.03.   Request for Permission to Assign or Sublease.  Lessee must
     --------------   --------------------------------------------
make any request for Lessor's approval of a proposed assignment, sublease, or other transfer in writing and by certified mail. Lessee's written request to Lessor for consent to an assignment or subletting shall be accompanied by (a) the name and legal composition of the proposed sublessee; (b) the nature of the proposed sublessee's business to be carried on in the Premises; (c) the terms and provisions of the proposed sublease; and (d) such financial and other reasonable information as Lessor may request concerning the proposed sublessee. Lessor shall respond to Lessee's request for consent hereunder within twenty (20) days after Lessee's request and any attempted assignment, transfer, mortgage, encumbrance, or subletting without such consent shall be void, and shall constitute a breach of this Lease. Lessor's consent shall not be deemed unreasonably withheld if consent is denied, among other reasons, because the prospective sublessee or assignee will in any way diminish the value of the Premises or increase Lessor's exposure to risk due to the nature of Lessee's proposed use. Each proposed assignment or sublease agreement shall recite that it is and shall be subject and subordinate to the provisions of this Lease, that the assignee or sublessee accepts such assignment or sublease and agrees to perform all of the obligations of Lessee hereunder, and that the termination of this Lease shall, at Lessor's sole election, constitute a termination of every such assignment or sublease.

     Section 13.04.   No Release of Lessee.  Regardless of Lessor's consent, no
     --------------   --------------------
subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor Lessee in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. If Lessee shall purport to assign this Lease, or sublease all or any portion of the Premises, or permit any person or persons other than Lessee to occupy the Premises, without Lessor's prior written consent, Lessor may collect rent from the person or persons then or thereafter occupying the Premises and apply the net amount collected to the rent reserved herein, but no such collection shall be deemed a waiver of Lessor's rights and remedies under this Article XIII or the acceptance of any such purported assignee, sublessee or occupant, or a release of Lessee from the further performance by Lessee of covenants on the part of Lessee herein contained.

     Section 13.05.   Attorneys' Fees.  In the event Lessee shall assign or
     --------------   ---------------
sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do, then Lessee shall pay Lessor's reasonable attorneys' fees incurred in connection therewith up to but not exceeding Five Thousand Dollars ($5,000).

     Section 13.06.   Excess Rent.  In the event Lessor shall consent to a
     --------------   -----------
sublease or an assignment under the Lease and such sublease or assignment, together with any prior subleases and assignments, results in a sublease or assignment of more than 50% of the space initially leased to Lessee under this Lease, then Lessee shall pay to Lessor with its regularly scheduled rent payments fifty percent (50%) of all sums collected by Lessee from all sublessees and/or assignees which are in excess of the rent then owing pursuant to Article IV above after first deducting therefrom any real estate brokerage commissions and attorneys' fees reasonably incurred by Lessee in connection with said assignment or subletting, up to but not exceeding Five Dollars ($5.00) per square foot of space subleased or assigned.

     Section 13.07.   Recapture of Premises.  The provisions of this Section
     --------------   ---------------------
13.07 shall not apply to a sublease which, together with all then current subleases, results in Lessee subleasing less than 50% of the total floor space of Premises initially leased to Lessee under this Lease for less than the full balance of the term, but shall apply to all assignments, and to any sublease which, together with all other subleases then in effect, results in Lessee subleasing 50% or more of the total floor space of Premises initially leased to Lessee under this Lease for the full balance of the term. Any purported assignment of less than all of the Lease shall be deemed a sublease for purposes of this Lease. In the event Lessee requests Lessor's consent to a proposed sublease or assignment pursuant to this Article XIII, then in lieu of giving or denying such consent within the twenty (20) day period of time specified in
Section 13.03 therefor, Lessor may instead elect to terminate the Lease with respect to the portion of the Premises Lessee has requested Lessor's consent to sublease, or in the event of an assignment then with respect to the entire Premises (collectively, the "Recapture Space"). Such election shall be made, if at all, by written notice to Lessee thereof within said twenty (20) day period. Such termination shall be effective on the date such sublease would otherwise have been effective, or if no such date is specified in Lessee's request for Lessor's consent to such sublease, then on the date which is thirty (30) days after Lessor's election to terminate. From and after the date of such termination, (i) the Recapture Space shall no longer be deemed part of the Premises, (ii) the amount of rent payable and Lessee's share of common area expenses, insurance, and taxes under this Lease shall be reduced proportionately based on the proportionate reduction of square footage of the Premises resulting from such recapture, and (iii) Landlord at Landlord's sole cost shall erect a demising wall if there is no pre-existing demising wall segregating such Recapture Space from the balance of the Premises. If separate access to areas outside the Premises is not already available to the Recapture Space, then Lessee at no cost or liability to Lessor, shall make access from such outside areas available for any and all occupants of the Recapture Space through Lessee's remaining Premises as reasonably determined by Landlord. Lessor may, but shall not be obligated to, lease the Recapture Space to any entity to whom Lessee requested Lessor's consent to sublease or assign the same, at the same rent, or any higher or lower rent, as was proposed by Lessee in connection with its proposed sublease or assignment.

                                  ARTICLE XIV
                                  -----------


                               DEFAULTS; REMEDIES
                               ------------------

     Section 14.01.   Defaults.  The occurrence of any one or more of the
     --------------   --------
following events shall constitute a material default and breach of this Lease by
Lessee:

          (a) The abandonment of the Premises by Lessee;

          (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of five (5) days after delivery of notice to Lessee that such payment is due; provided: that, any such notice shall constitute the notice required under Section 1161 of the California Code of Civil Procedure (and/or any related or successor statutes regarding unlawful detainer actions) so long as such notice is given in accordance with the requirements of such statute; and provided further that, if two or more such failures shall occur in any one year period during the term of this Lease, then, unless applicable law requires otherwise, each and every succeeding failure to pay any sum payable hereunder when due shall constitute a material default and breach of this Lease, and Lessee shall not be entitled to any notice or cure period with respect to any such failure to pay;

          (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in Section 14.01(b) above, where such failure shall continue for a period of 10 days after written notice hereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than 10 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said 10 day period and thereafter diligently prosecutes such cure to completion;

          (d) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto; (iii) the taking or suffering of any action by Lessee under any insolvency or bankruptcy act; (iv) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, or (v) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease. Provided, however, in the event that any provisions of this Section 14.01(d) is contrary to any applicable law, such provision shall be of no force or effect;

          (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

     Section 14.02.   Remedies.  In the event of any such material default or
     --------------   --------
breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any other right or remedy which Lessor may have by reason of such default or breach, take any of the following actions:

          (a) Lessor shall be entitled to terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In the event of any such termination of this Lease, Lessor shall be entitled to recover from Lessee (i) the worth at the time of award of the unpaid rent which had been earned at the time of termination; plus, (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss for the same period that Lessee proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; plus (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform Lessee's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (i) and (ii) of this Section 14.02(a) shall be computed by allowing interest at the lower of twelve percent (12%) per annum, or the maximum rate then permitted by law. The "worth at the time of award" of the amount referred to in clause (iii) of this Section 14.02(a) shall be computed by discounting such amount at the discount rate of the Federal Reserve Board of San Francisco at the time of award plus one percent (1%). The term "time of award" as used in subparagraphs (i), (ii), and (iii) shall mean the date of entry of a judgment or award against Lessee in an action or proceeding arising out of Lessee's breach of this Lease. The term "rent" as used in this paragraph shall include all base rent, taxes, insurance, Common Area costs and other sums required to be paid by Lessee to Lessor pursuant to the terms of this Lease. This Lease may be terminated by a judgment specifically providing for termination, or by Lessor's delivery to Lessee of written notice specifically terminating this Lease. In no event shall any one or more of the following actions by Lessor, in the absence of a written election by Lessor to terminate this Lease, constitute a termination of this Lease or a waiver of Lessor's right to recover damages under this Section 14.02(a): appointment of a receiver in order to protect Lessor's interest hereunder; consent to any subletting of the premises or assignment of this Lease by Lessee, whether pursuant to provisions hereof concerning subletting and assignment or otherwise; or any other action by Lessor or Lessor's agents intended to mitigate the adverse effects of any breach of this Lease by Lessee, including without limitation any action taken to maintain and preserve the Premises, or any action taken to relet the Premises or any portion thereof for the account of Lessee and in the name of Lessee.

          (b) Lessor shall be entitled to maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

          (c) Lessor shall be entitled to pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state of California. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the prime rate then charged by Bank of America.

     Section 14.03.   Default by Lessor.  Lessor shall not be in default unless
     --------------   -----------------
Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion. In the event Lessor does not commence performance within the thirty (30) day period provided herein, or does not diligently prosecute the same to completion, Lessee may perform such obligation and will be reimbursed for its expenses by Lessor together with interest thereon at the prime commercial lending rate then charged by the Bank of America, provided, however, that if the parties are in dispute as to what constitutes Lessor's obligations under this agreement, any such dispute shall be resolved by arbitration in a manner identical to that provided in Section 10.04 above.

     Section 14.04.   Late Charges.  Lessee hereby acknowledges that late
     --------------   ------------
payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designated agent within five
(5) days after such amount is due and owing, Lessee shall pay to Lessor a late charge equal to 5% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of any such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding Section 4.01 or any other provision of this Lease to the contrary.

     Section 14.05.   Impounds.  In the event Lessee fails on two (2) occasions
     --------------   --------
during any consecutive twelve (12) month period to make rental payments within ten (10) days of Lessee's receipt of written notice of such delinquency, or shall on two (2) occasions issue a check which is declined by Lessee's bank for insufficient funds, Lessor may require, by delivery of Notice thereof to Lessee, that Lessee pay all rent, real property taxes, and insurance expenses quarterly in advance for the balance of the Lease term, and that all such payments be made by cash, cashier's check or money order in lieu of Lessee's check. Acceptance of payment by check shall not be construed as a waiver of any such rights. The exercise of any rights under this paragraph shall not limit or otherwise affect Lessor's other rights and remedies under this Lease or by law. Such quarterly advance installment shall be payable on each January 1, April 1, July 1, and October 1 thereafter occurring during the Lease term in the amount of rent, real property tax and insurance expenses as estimated by

Lessor which are payable by Lessee under the terms of this Lease. Such fund shall be established to insure payment when due, before delinquency, of any or all such rent, real property taxes and insurance premiums. If the amounts paid to Lessor by Lessee under the provisions of this paragraph are insufficient to discharge the obligations of Lessee to pay such real property taxes and insurance premiums as the same become due, Lessee shall pay to Lessor, within three (3) business days after Lessor's demand, such additional sums necessary to pay such obligations. All moneys paid to Lessor under this paragraph may be intermingled with other money of Lessor, shall not bear interest, and shall not create any trust relationship between Lessor and Lessee or any fiduciary duties on the part of Lessor to Lessee. In the event of a default in the obligations of Lessee to perform under this Lease, then any balance remaining from funds paid to Lessor under the provisions of this paragraph may, at the option of Lessor, be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of rent, real property tax and insurance premiums. Any excess payment by Lessee above the amount of expenses payable by Lessee under this Lease to which Lessor applies amounts in such fund shall be credited against next due installments of real property taxes and insurance premiums.


                                  ARTICLE XV
                                  ----------

                           CONDEMNATION OF PREMISES
                           ------------------------

     Section 15.01.   Total Condemnation.  If the entire Premises, whether by
     --------------   ------------------
exercise of governmental power or the sale or transfer by Lessor to any condemnor under threat of condemnation or while proceedings for condemnation are pending, at any time during the term, shall be taken by condemnation such that there does not remain a portion suitable for occupation, this Lease shall then terminate as of the date transfer of possession is required. Upon such condemnation, all rent shall be paid up to the date transfer of possession is required, and Lessee shall have no claim against Lessor for the value of the unexpired term of this Lease.

     Section 15.02.   Partial Condemnation.  If any portion of the Premises is
     --------------   --------------------
taken by condemnation during the term, whether by exercise of governmental power or the sale or transfer by Lessor to a condemnor under threat of condemnation or while proceedings for condemnation are pending, this Lease shall remain in full force and effect except that in the event such taking leaves the Premises unfit for normal and proper conduct of the business of Lessee, then Lessee shall have the right to terminate this Lease effective upon the date transfer of possession is required. Moreover, Lessor and Lessee shall have the right to terminate this Lease effective on the date transfer of possession is required if more than thirty-three percent (33%) of the total square footage of the Premises is taken by condemnation. Lessee and Lessor may elect to exercise their respective rights to terminate this Lease pursuant to this Section by serving written notice to the other within one hundred twenty (120) days of their receipt of notice of condemnation. All rent shall be paid up to the date of termination, and Lessee shall have no claim against Lessor for the leasehold value, or the value of any unexpired term of this Lease. If this Lease shall not be canceled, the rent after such partial taking shall be that percentage of the adjusted base rent specified herein, equal to the percentage which the square footage of the untaken part of the Premises, immediately after taking, bears to the square footage of the entire Premises immediately before the taking. Any sums owing hereunder which are calculated on the basis of Lessee's pro rata share (as set forth in Section 8.02) shall also be adjusted to reflect the decreased square footage of the Premises due to the condemnation. If Lessee's continued use of the Premises requires alterations and repair by reason of a partial taking, all such alterations and repair shall be made by Lessee at Lessee's expense.

     Section 15.03.   Award to Lessee.  In the event of any condemnation,
     --------------   ---------------
whether total or partial, Lessee shall have the right to claim and recover from the condemning authority such compensation as may be separately awarded or recoverable by Lessee for loss of its business fixtures, or equipment belonging to Lessee immediately prior to the condemnation. The balance of any condemnation award shall belong to Lessor and Lessee shall have no further right to recover from Lessor or the condemning authority for any additional claims arising out of such taking.

                                  ARTICLE XVI
                                  -----------


                                ENTRY BY LESSOR
                                ---------------

     Lessee shall permit Lessor and its agent to enter the Premises at all reasonable times upon written or oral notice from Lessor to Lessee of Lessor's entry no less than 24 hours prior to such entry, for any of the following purposes: to inspect the Premises; to maintain the building in which the Premises are located; to make such repairs, alterations, and additions to the Premises as Lessor is obligated or may elect to make; to show the Premises and post "To Lease" signs for the purposes of reletting during the last ninety (90) days of the term; to show the Premises as part of a prospective sale by Lessor or prospective loan to Lessor or to post notices of non-responsibility. Lessor shall have such right of entry without any rebate of rent to Lessee for any loss of occupancy or quiet enjoyment of the Premises thereby occasioned.

                                 ARTICLE XVII
                                 ------------


                             ESTOPPEL CERTIFICATE
                             --------------------

          (a) Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed, and (iii) certifying such other information regarding this Lease as Lessor or a prospective purchaser or lender of Lessor may reasonably request. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

          (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance; or such failure may be considered by Lessor as a default by Lessee under this Lease.

                                 ARTICLE XVIII
                                 -------------


                LESSOR'S LIABILITY, SUBORDINATION AND ATTORNMENT
                ------------------------------------------------

     Section 18.01.   Transfer of Ownership.  The term "Lessor" as used herein
     --------------   ---------------------
shall mean only the owner or owners at the time in question of the fee title or a Lessee's interest in a ground lease of the Premises. In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

     Section 18.02.   Attornment.  Lessee shall attorn to any third party
     --------------   ----------
purchasing or otherwise acquiring the premises at any sale or other proceeding, or pursuant to the exercise of any rights, powers or remedies under any mortgages or deeds of trust or ground leases now or hereafter encumbering all or any part of the premises, as if such third party had been named as Lessor under this Lease. Lessee shall execute a new lease with such new Lessor on the same terms of this Lease if so required by such new Lessor.

     Section 18.03.   Subordination.  Lessee agrees that this Lease shall be
     --------------   -------------
subject and subordinate to any mortgage, deed of trust, or other instrument of security (each, a "Mortgage") now of record. Lessor shall exercise its best efforts to obtain a nondisturbance agreement within the thirty (30) day period immediately following the execution of this Lease with respect to the Mortgage currently of record as of the date of execution of this Lease, which nondisturbance agreement is substantially in the form of Exhibit "C" attached
                                                         ----------
hereto. In the event Lessor does not obtain such nondisturbance agreement after exercising best efforts to do so within said thirty (30) day period of time, this Lease shall not be voidable or terminable by Lessee as a consequence thereof, nor shall Lessor be deemed in default hereunder as a result thereof, but this Lease shall instead continue in full force and effect. In addition, Lessee agrees that this Lease shall be subject and subordinate to any Mortgage which is recorded after the date of this Lease affecting the Premises, and such subordination is hereby made effective without any further act of Lessee; provided that, no such subordination shall be effective unless Lessor first obtains from a lender a written subordination, nondisturbance and attornment agreement substantially in the form of Exhibit "C" attached hereto. Lessee
                                       ----------
shall execute in recordable form and return to Lessor said subordination, nondisturbance and attornment agreement within seven (7) days after delivery thereof to Lessee, and the failure of Lessee to so execute and return the same shall constitute a default hereunder. Notwithstanding anything to the contrary set forth above, the lender under any Mortgage may at any time subordinate its Mortgage to this Lease, without any need to obtain Lessee's consent, by execution of a written document subordinating such Mortgage to this Lease and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery and/or recording.

     Section 18.04.   No Recourse.  The obligations of Lessor under this Lease
     --------------   -----------
shall be without recourse to any partner, officer, trustee, beneficiary, shareholder, director, member, unit holder or employee of Lessor or to any of their respective assets. It is expressly agreed that if Lessee obtains a money judgment against Lessor resulting from a default by Lessor under this Lease, that judgment shall be satisfied only out of the rents, issues, profits and other income actually received on account of Lessor's right, title and interest in the Premises and no other real, personal or mixed property of Lessor shall be subject to levy, attachment or execution, or otherwise used to satisfy any such judgment. Lessee hereby waives any right to satisfy a judgment against Lessor except from the rents, issues, profits and other income actually received on account of Lessor's right, title and interest in the Premises.

                                  ARTICLE XIX
                                  -----------


                           EXPIRATION ON TERMINATION
                           -------------------------

     Section 19.01.   Surrender of Possession.  Lessee agrees to deliver up and
     --------------   -----------------------
surrender to Lessor possession of the Premises and all improvements thereon, in as good order and condition as when possession was taken by Lessee, excepting only ordinary wear and tear or any permitted alterations. Upon termination of this Lease, Lessor may reenter the Premises and remove all persons and property therefrom. If Lessee shall fail to remove any effects which it is entitled to remove from the Premises upon the termination of this Lease, for any cause whatsoever, Lessor, at its option, may remove the same and store or dispose of them, and Lessee agrees to pay to Lessor on demand any and all expenses incurred in such removal and in making the Premises free from all dirt, litter, and debris, including all storage and insurance charges. If the Premises are not surrendered at the end of the Lease term, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the Premises, including, without limitation, actual damages for lost rents.

     Section 19.02.   Holding Over.  If Lessee, with or without Lessor's
     --------------   ------------
consent, remains in possession of the Premises after expiration of the term and if Lessor and Lessee have not executed an express written agreement as to such holding over which provides other than as set forth in this Section, then such occupancy shall be a tenancy from month to month, at a monthly rental equivalent to 150% of the monthly rental in effect immediately prior to such expiration, such payments to be made as herein provided. In the event of such holding over all of the terms of this Lease including the payment of all charges owing hereunder other than rent shall remain in full force and effect on said month to month basis.

                                   ARTICLE XX
                                   ----------


                            MISCELLANEOUS PROVISIONS
                            ------------------------

     Section 20.01.   Severability.  The invalidity of any provision of this
     --------------   ------------
Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     Section 20.02.   Interest on Past-due Obligations.  Except as expressly
     --------------   --------------------------------
herein provided, any amount due to Lessor not paid when due shall bear interest at the lesser of ten percent (10%) per annum or the prime commercial lending rate then in effect at Bank of America. Payment of such interest shall not excuse or cure any default by Lessee under this Lease.

     Section 20.03.   Time.  Time is of the essence in the performance of all
     --------------   ----
obligations under this Lease. All references to days contained in this Lease shall be deemed to mean calendar days, unless otherwise specifically stated.

     Section 20.04.   Additional Rent.  Any monetary obligations of Lessee to
     --------------   ---------------
Lessor under the terms of this Lease shall be deemed to be rent.

     Section 20.05.   Incorporation of Prior Agreements; Amendments.  This Lease
     --------------   ---------------------------------------------
contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither Lessor nor any employees or agents of the Lessor has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the Americans With Disabilities Act, and the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

     Section 20.06.   Notices.  Any notice required or permitted to be given
     --------------   -------
hereunder shall be in writing and shall be given by personal delivery or facsimile (provided confirmation of receipt is obtained from the recipient), overnight courier, or certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature line of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee. Any notice delivered in accordance with the foregoing (i) by commercial courier or other personal delivery shall be deemed delivered on the date of actual receipt (as evidenced by signed receipt), or upon refusal of receipt,
(ii) by facsimile shall be deemed delivered on the date of receipt (as evidenced by written confirmation of receipt by the recipient), or (iii) if delivered by United States mail on the date of receipt evidenced by the return receipt, or upon refusal of receipt. No notice shall be deemed effective under this Lease unless delivered in compliance with the provisions of this Section 20.06.

     Section 20.07.   Waivers.  No waiver by Lessor of any provision hereof
     --------------   -------
shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provisions. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

     Section 20.08.   Recording.  Either Lessee or Lessor shall, upon request of
     --------------   ---------
the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes. If any such short form memorandum of this Lease is recorded in the public records, then upon expiration or sooner termination of the term of this Lease, Lessee shall within ten (10) days after request by Lessor therefor execute in recordable form and deliver to Lessor a quitclaim deed or such other documentation as Lessor shall reasonably request in order to evidence the termination of this Lease.

     Section 20.09.   Cumulative Remedies.  No remedy or election hereunder
     --------------   -------------------
shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     Section 20.10.   No Jury Trial.  Each party waives any rights it may have
     --------------   -------------
to a jury trial respecting any dispute or other matter arising under or relating to this Lease.

     Section 20.11.   Binding Effect, Choice of Law; Venue.  Subject to any
     --------------   ------------------------------------
provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Article XVIII, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California. Venue for any action or proceeding brought to enforce or defend this agreement, and for any other purpose hereunder, shall be Santa Clara County.

     Section 20.12.   No Accord and Satisfaction.  No payment by Lessee, or
     --------------   --------------------------
receipt by Lessor, of an amount which is less than the full amount of rent and all other sums payable by Lessee hereunder at such time shall be deemed to be other than on account of (a) the earliest of such other sums due and payable, and thereafter (b) to the earliest rent due and payable hereunder. No endorsement or statement on any check or any letter accompanying any payment of rent or such other sums shall be deemed an accord and satisfaction, and Lessor may accept any such check or payment without prejudice to Lessor's right to receive payment of the balance of such rent and/or the other sums, or Lessor's right to pursue any remedies to which Lessor may be entitled to recover such balance.

     Section 20.13.   Attorneys' Fees.
     --------------   ---------------

          (a) Lessor Made Party to Litigation.  If Lessor becomes a party to any
              -------------------------------
litigation brought by someone other than Lessee and concerning this lease, or the Lessee's use or occupancy of the Premises or the condition thereof, based upon any real or alleged act or omission of Lessee or its authorized agents or representative, Lessee shall be liable to Lessor for reasonable attorneys' fees and court costs incurred by Lessor in the litigation.

          (b) Certain Litigation Between the Parties.  If any action or
              --------------------------------------
proceeding in law or in equity or any arbitration proceeding is instituted by Lessor for damages or possession of the Premises or both, for an alleged breach of any obligation of Lessee under this Lease, to recover rent, to terminate the tenancy of Lessee at the Premises, to enforce, protect, or establish any right or remedy of Lessor, or to enforce any other right of either party under this Lease or interpret any provision of this Lease, the prevailing party in such action or proceeding its attorneys' fees, expert witness fees, and court costs are incurred, or as may be fixed by the court or jury, but this provision shall not apply to any cross-complaint filed by anyone other than Lessor in such action or proceeding.

     Section 20.14.   Interpretation.  The captions and headings of the numbered
     --------------   --------------
paragraphs of this Lease are inserted solely for the convenience of the parties hereto, and are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof. When required by the context of this Lease, the neuter includes the masculine, the feminine, a partnership, a corporation, or a joint venture, and the singular shall include the plural. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Lessor or Lessee, and without regard to which party prepared this Lease.

     Section 20.15.   Signs.  Lessee shall not place any sign upon the Premises
     --------------   -----
without Lessor's prior written consent, which consent shall not be unreasonably withheld. Any and all signs shall be in accordance with standards generally observed for signage throughout the Business Park.

     Section 20.16.   Voluntarily Surrender or Merger.  The voluntary or other
     --------------   -------------------------------
surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

     Section 20.17.   Guarantor.  In the event that there is a guarantor of this
     --------------   ---------
Lease, said guarantor shall have the same obligations as Lessee under this Lease.

     Section 20.18.   Quiet Possession.  Upon Lessee paying the rent for the
     --------------   ----------------
Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

     Section 20.19.   Rules and Regulations.  Lessee agrees that it will abide
     --------------   ---------------------
by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care and cleanliness of the Premises and Common Areas, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the Business Park. The violations of any such rules and regulations shall be deemed a material breach of this Lease. Lessee, however, shall not be bound by any future rules or regulations, unless it shall approve same, which approval shall not be unreasonably withheld.

     Section 20.20.   Easements.  Lessor reserves to itself the right, from time
     --------------   ---------
to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee.

     Section 20.21.   Authority to Sign.  The individuals executing this Lease
     --------------   -----------------
on behalf of each party represent and warrant to the other party that they are fully authorized and legally capable of executing this Lease on behalf of such party and that such execution is binding upon such party. Each individual executing this Lease on behalf of a corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation in accordance with a duly adopted resolution of the Board of Directors of the corporation, and that this Lease is binding upon said corporation in accordance with its terms.

     Section 20.22.   Delays for Cause.  In any case where either party hereto
     --------------   ----------------
is required to do any act, delays caused by or resulting from Acts of God, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations, unusually severe weather, or other causes beyond such party's reasonable control (other than financial inability) shall not be counted in determining the time during which work shall be completed, whether such time be designated by a fixed date, a fixed time or "a reasonable time", and such time shall be deemed to be extended by the period of such delay.

     Section 20.23.   Brokers.  Lessor shall pay CPS and Cornish & Carey
     --------------   -------
Commercial Oncor International a broker commission pursuant to separate agreement in connection with this transaction, and Lessee shall have no liability for payment of same. Except for the above named brokers, Lessor and Lessee each represent and warrant to the other that it has not dealt with any broker in connection with this transaction and that no other real estate broker, salesperson or finder has the right to claim a real estate brokerage, salesperson's commission or finder's fee by reason of contact between the parties brought about by such broker, salesperson or finder. Except with respect to the above-named brokers, each party shall hold and save the other harmless of and from any and all liability, loss, cost, damage, injury or expense arising out of or in any way related to claims for real estate broker's, salesperson's or finder's commissions or fees based upon allegations made by the claimant that it is entitled to such a fee from the indemnified party arising out of contact with the indemnifying party or alleged introductions of the indemnifying party to the indemnified party.

     Section 20.24.   Joint and Several Liability.  If Lessee is more than one
     --------------   ---------------------------
person or entity, each such person or entity shall be jointly and severally liable for the obligations of Lessee hereunder.

     LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

                         [TEXT CONTINUED ON NEXT PAGE]

     The Parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

     Executed at Mountain View, California, on March 6, 2000.
                 -------------                 --------

Lessor:                                          Address:

VANNI BUSINESS PARK, LLC,                        c/o Chris Vanni
a Delaware limited liability company             15650A Vineyard Blvd., #144
Morgan Hill, California 95037                    Morgan Hill, California 95037


By:  /s/  ILLEGIBLE
   ---------------------------------

   _______________, Manager


By:  /s/ Anita M. Vanni
   ---------------------------------
Its:  Member
   ---------------------------------

Lessee:

VALICERT, INC.,                               -------
a Delaware corporation                        -------
                                              -------

By:  /s/  Timothy G. Conley
   ---------------------------------
Its:  V.P. Finance and CFO
    --------------------------------

                                  EXHIBIT "A"


                                  (Site Plan)

                                  EXHIBIT "B"


                             (TENANT IMPROVEMENTS)

NONE.

------------------------------------------------------------------------------
Deed of Trust: A Deed of Trust, Security Agreement and Fixture Filing dated as of executed by Landlord, to _____________________ as Trustee, for the benefit of Beneficiary securing repayment of the Note to be recorded in the records of the County in which the Property is located.
------------------------------------------------------------------------------
Lease and Lease Date: The lease entered into by Landlord and Tenant dated as of _______________________ covering the Premises.
[Add amendments]
------------------------------------------------------------------------------
Property:  [Property Name]
[Street Address 1]
[City, State, Zip]
The Property is more particularly described on Exhibit A.
                                               ---------
------------------------------------------------------------------------------

     THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made by and among Tenant, Landlord, and Beneficiary and affects the Property described in Exhibit A. Certain terms used in this Agreement are
                          ---------
defined in the Defined Terms. This Agreement is entered into as of the Execution Date with reference to the following facts:

     A. Landlord and Tenant have entered into the Lease covering certain space in the improvements located in and upon the Property (the "Premises").

     B. Beneficiary has made or is making the Loan to Landlord evidenced by the Note. The Note is secured, among other documents, by the Deed of Trust.

     C. Landlord, Tenant and Beneficiary all wish to subordinate the Lease to the lien of the Deed of Trust.

     D. Tenant has requested that Beneficiary agree not to disturb Tenant's rights in the Premises pursuant to the Lease in the event Beneficiary forecloses the Deed of Trust, or acquires the Property pursuant to the trustee's power of sale contained in the Deed of Trust or receives a transfer of the Property by a conveyance in lieu of foreclosure of the Property (collectively, a "Foreclosure Sale") but only if Tenant is not then in default under the Lease and Tenant attorns to Beneficiary or a third party purchaser at the Foreclosure Sale (a "Foreclosure Purchaser").

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

     1.  Subordination.  The Lease and the leasehold estate created by the Lease
         -------------
and all of Tenant's rights under the Lease are and shall remain subordinate to the Deed of

Trust and the lien of the Deed of Trust, to all rights of Beneficiary under the Deed of Trust and to all renewals, amendments, modifications and extensions of the Deed of Trust.

     2.  Acknowledgments by Tenant.  Tenant agrees that: (a) Tenant has notice
         -------------------------
that the Lease and the rent and all other sums due under the Lease have been or are to be assigned to Beneficiary as security for the Loan. In the event that Beneficiary notifies Tenant of a default under the Deed of Trust and requests Tenant to pay its rent and all other sums due under the Lease to Beneficiary, Tenant shall pay such sums directly to Beneficiary or as Beneficiary may otherwise request; (b) Tenant shall send a copy of any notice or statement under the Lease to Beneficiary at the same time Tenant sends such notice or statement to Landlord; (c) this Agreement satisfies any condition or requirement in the Lease relating to the granting of a nondisturbance agreement.

     3.  Foreclosure and Sale.  In the event of a Foreclosure Sale,
         --------------------

         (a) So long as Tenant complies with this Agreement and is not in default under any of the provisions of the Lease, the Lease shall continue in full force and effect as a direct lease between Beneficiary and Tenant, and Beneficiary will not disturb the possession of Tenant, subject to this Agreement. To the extent that the Lease is extinguished as a result of a Foreclosure Sale, a new lease shall automatically go into effect upon the same provisions as contained in the Lease between Landlord and Tenant, except as set forth in this Agreement, for the unexpired term of the Lease. Tenant agrees to attorn to and accept Beneficiary as landlord under the Lease and to be bound by and perform all of the obligations imposed by the Lease, or, as the case may be, under the new lease, in the event that the Lease is extinguished by a Foreclosure Sale. Upon Beneficiary's acquisition of title to the Property, Beneficiary will perform all of the obligations imposed on the Landlord by the Lease except as set forth in this Agreement; provided, however, that Beneficiary shall not be: (i) liable for any act or omission of a prior landlord (including Landlord); or (ii) subject to any offsets or defenses that Tenant might have against any prior landlord (including Landlord); or (iii) bound by any rent or additional rent which Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one month or by any security deposit, cleaning deposit or other sum that Tenant may have paid in advance to any prior landlord (including Landlord); or (iv) bound by any amendment, modification, assignment or termination of the Lease made without the written consent of Beneficiary; (v) obligated or liable with respect to any representations, warranties or indemnities contained in the Lease; or (vi) liable to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease affecting the Property which is not entered into by Beneficiary.

     (b) Upon the written request of Beneficiary after a Foreclosure Sale, the parties shall execute a lease of the Premises upon the same provisions as contained in the Lease between Landlord and Tenant, except as set forth in this Agreement, for the unexpired term of the Lease.

     (c) Notwithstanding any provisions of the Lease to the contrary, from and after the date that Beneficiary acquires title to the Property as a result of a Foreclosure Sale, (i) Beneficiary will not be obligated to expend any monies to restore casualty damage in excess of available insurance proceeds; (ii) tenant shall not have the right to make repairs and deduct the cost of such repairs from the rent without a judicial determination that Beneficiary is in default of its obligations under the Lease; (iii) in no event will Beneficiary be obligated to indemnify Tenant, except where Beneficiary is in breach of its obligations under the Lease or where Beneficiary has been actively negligent in the performance of its obligations as landlord; and (iv) other than determination of fair market value, no disputes under the Lease shall be subject to arbitration unless Beneficiary and Tenant agree to submit a particular dispute to arbitration.

     4.  Subordination and Release of Purchase Options.  Tenant represents that
         ---------------------------------------------
it has no right or option of any nature to purchase the Property or any portion of the Property or any interest in the Borrower. To the extent Tenant has or acquires any such right or option, these rights or options are acknowledged to be subject and subordinate to the Mortgage and are waived and released as to Beneficiary and any Foreclosure Purchaser.

     5.  Acknowledgment by Landlord.  In the event of a default under the Deed
         --------------------------
of Trust, at the election of Beneficiary, Tenant shall and is directed to pay all rent and all other sums due under the Lease to Beneficiary.

     6.  Construction of Improvements.  Beneficiary shall not have any
         ----------------------------
obligation or incur any liability with respect to the completion of the tenant improvements located in the Premises at the commencement of the term of the Lease.

     7.  Notice.  All notices under this Agreement shall be deemed to have been
         ------
properly given if delivered by overnight courier service or mailed by United States certified mail, with return receipt requested, postage prepaid to the party receiving the notice at its address set forth in the Defined Terms (or at such other address as shall be given in writing by such party to the other parties) and shall be deemed complete upon receipt or refusal of delivery.

     8.  Miscellaneous.  Beneficiary shall not be subject to any provision of
         -------------
the Lease that is inconsistent with this Agreement. Nothing contained in this Agreement shall be construed to derogate from or in any way impair or affect the lien or the provisions of the Deed of Trust. This Agreement shall be governed by and construed in accordance with the laws of the State of in which the Property is located.

     9.  Liability and Successors and Assigns.  In the event that Beneficiary
         ------------------------------------
acquires title to the Premises or the Property, Beneficiary shall have no obligation nor incur any liability in an amount in excess of $10,000,000 and Tenant's recourse against Beneficiary shall in no extent exceed the amount of $10,000,000. This Agreement shall run with the land and shall inure to the benefit of the parties and, their respective successors and permitted assigns including a Foreclosure Purchaser. If a Foreclosure Purchaser acquires the Property or if Beneficiary assigns or transfers its interest in the Note and Deed of Trust or the Property, all obligations and liabilities of Beneficiary under this Agreement shall terminate and be the responsibility of the Foreclosure Purchaser or other party to whom Beneficiary's interest is assigned or transferred. The interest of Tenant under this Agreement may not be assigned or transferred except in connection with an assignment of its interest in the Lease which has been consented to by Beneficiary.

     IN WITNESS WHEREOF, the parties have executed this Subordination, Nondisturbance and Attornment Agreement as of the Execution Date.

IT IS RECOMMENDED THAT THE PARTIES CONSULT WITH THEIR ATTORNEYS PRIOR TO THE EXECUTION OF THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT.



BENEFICIARY:___________________________________
                           a______________________________________________


                           By:_____________________
                              Its:____________________

TENANT:                    ________________________
                           a_______________________

                           By:_____________________
                               Its:____________________

LANDLORD:                  ________________________
                           a


                           By:______________________
                               Its:_____________________

                               ADDENDUM TO LEASE.

This Addendum is an integral part of the Lease dated March 1, 2000 between Vanni Business Park, LLC, a Delaware limited liability company ("Lessor"), and Valicert, Inc., a Delaware corporation ("Lessee"). The Paragraph(s) below are hereby incorporated into such lease and made a part thereof.

Section 21.  Option to Extend.
             ----------------

21.1  Option.  Subject to the remaining provisions of this Section 21, Lessee
      ------
shall have one option (the "Option") to extend the term of this Lease for a period of sixty (60) months (such extension period herein called an "Extended Term").

Such Option shall be exercised, if at all, only by written notice delivered by Lessee to Lessor at least one hundred eighty (180) days prior to the then-scheduled expiration of the term hereof. Notwithstanding the foregoing, Lessee shall not have the right to exercise the Option if (a) Lessee is in default under this Lease at the time of the purported Option exercise, (b) two or more events have occurred during the three year period of time immediately preceding the date of such purported exercise which constitute events of default. The Extended Term shall be upon all of the terms and conditions hereof, except that the monthly rent for the Extended Term shall be determined in accordance with
Section 21.2. Upon commencement of the Extended Term, all references herein to the "term" of this Lease shall be deemed to include the Extended Term. The option rights of Lessee under this Section 21 are granted for Lessee's personal benefit and may not be assigned or transferred by Lessee, except pursuant to a transfer which is deemed a Permitted Transfer in accordance with Section 13.02 above.

21.2  Extended Term Rent.  Within thirty (30) days after Lessor's receipt of
      ------------------
Lessee's notice of exercise of an Option, Lessor shall deliver to Lessee a proposal setting forth the monthly base rent for the upcoming Extended Term. If Lessee within ten (10) days after receipt of such proposal agrees to such proposal, or fails to notify Lessor of its acceptance or rejection of such proposal (in which event Lessee shall be deemed to have agreed thereto), the amount of monthly base rent set forth in such proposal shall be binding on Lessor and Lessee. Should Lessee object in writing to Lessor's proposal within ten (10) days after receipt thereof, then during the ten (10) day period following Lessee's objection to Lessor's proposal, Lessor and Lessee shall negotiate in good faith for the purpose of reaching an agreement regarding the amount of the monthly base rent during the Extended Term. In the event the parties fail to agree in a written instrument signed by both parties upon the amount of the monthly base rent for the Extended Term within such ten (10) day period, the monthly base rent for the Extended Term shall be determined in the manner hereafter set forth.

If the parties have not reached agreement on the amount of monthly rent for the Extended Term by the end of the ten (10) day period of good faith negotiation referred to in the immediately preceding paragraph, then the fair market monthly rent for the Premises shall be determined as follows. Within five (5) days after such ten (10) day period, Lessor and Lessee each shall appoint a broker. Each broker appointed under this Section 21 shall be a California licensed real estate broker having at least 5 years experience in leasing commercial properties within a ten (10) mile radius of the Premises. Such brokers so appointed shall each determine the fair market monthly base rent for the Premises as of the commencement of the Extended Term, taking into account the value of the Premises and prevailing comparable rentals in the area including the value of any improvements installed in the Premises. Such brokers shall, within twenty (20) business days after their appointment, complete their determinations and submit their reports thereof to Lessor and Lessee. If the fair market monthly base rent of the Premises set forth in the two (2) broker reports varies by less than five percent (5%) of the higher rental, then the fair market monthly base rent of the Premises shall be deemed to be the average of such two determinations. If the fair market monthly base rent of the Premises set forth in the two (2) broker reports varies by five percent (5%) or more of the higher rental, said brokers, within ten (10) days after submission of the last report, shall appoint a third broker meeting the broker qualifications set forth above. Such third broker shall, within twenty (20) business days after his appointment, determine the fair market monthly base rent of the Premises as of the commencement of the Extended Term, taking into account the same factors referred to above, and submit his report thereof to Lessor and Lessee. The fair market monthly base rent determined by the third broker for the Premises shall be controlling, unless it is less than that set forth in the lower determination previously obtained, in which case the rental set forth in said lower determination shall be controlling, or unless it is greater than that set forth in the higher determination previously obtained, in which case the rental set forth in said higher determination shall be controlling. If either Lessor or Lessee fails to appoint an broker, or if a broker appointed by either of them fails, after his appointment, to submit a report of his determination within the required period in accordance with the foregoing, the determination in the report submitted by the broker properly appointed and timely submitting his report shall be controlling. If the two brokers appointed by Lessor and Lessee are unable to agree upon a third broker within the required period in accordance with the foregoing, application shall be made within twenty (20) days thereafter by either Lessor or Lessee to a local court of law having jurisdiction which shall appoint a broker having the qualifications specified above. The cost of all broker determinations under this subparagraph shall be borne equally by Lessor and Lessee. The amount of monthly rent for the Premises determined as set forth above in this paragraph shall be applicable during the first year of the Extended Term, and thereafter, on the first and each succeeding annual anniversary of the commencement of the Extended Term, shall be increased to an amount which is 1.0375 times the amount of monthly rent payable during the month preceding such increase. The intent of the parties is to increase the monthly rent amount each year during the Extended Term by 3.75% of the immediately preceding rent amount.

Notwithstanding anything to the contrary contained in this Section 21.2, in no event shall the monthly base rent for the Extended Term be less than the monthly base rent payable hereunder for the last full month of the term of this Lease immediately preceding commencement of the Extended Term. For purposes of the preceding sentence, the amount of monthly base rent for the last month of the Lease term shall not be reduced to reflect any abatement of rent which may then be in effect.

Further notwithstanding anything to the contrary contained in this Section 21.2, if the amount of monthly rent applicable at the commencement of the Extended Term is determined by one or more brokers pursuant to the preceding paragraph, then Lessee shall be entitled to rescind its exercise of the Option by written notice thereof to Lessor within twenty four hours after the amount of monthly rent applicable at the commencement of the Extended Term is determined by said broker(s) pursuant to this Section 21.2. In the event Lessee so rescinds its exercise of the Option, then Lessee shall promptly pay the fees owing to the broker(s) who conducted said fair market rent determinations, shall have no further rights to extend the term of the lease, and the term of the lease shall expire on the date it is scheduled to expire in the absence of exercise of the Option.

                                   EHXIBIT A

                              [MAP APPEARS HERE]

                           MIDDLEFIELD BUSINESS PARK

                                   EHXIBIT A

                              [MAP APPEARS HERE]

                           MIDDLEFIELD BUSINESS PARK